                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  October 28, 1996
                                                        ----------------

                             Public Storage, Inc.
                             --------------------
            (Exact name of registrant as specified in its charter)

         California                   1-8389           95-3551121
         ----------                   ------           ----------
      (State or other juris-       (Commission       (IRS Employer
      diction of incorporation)    File Number)    Identification No.)

      701 Western Avenue, Glendale, California          91201-2397
      ----------------------------------------          ----------
       (Address of principal executive office)          (Zip Code)

      Registrant's telephone number, including area code  (818) 244-8080
                                                          --------------

                                     N/A
                                     ---
         (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

         On March 12, 1996, the Securities and Exchange Commission declared effective the Registration Statement on Form S-3 (No. 333-00965) of Public Storage, Inc. (the "Company"), which together with the securities previously registered pursuant to the Company's Registration Statement on Form S-3
(No. 33-54755), permits the Company to issue an aggregate of $400,000,000 of preferred stock, depositary shares, common stock and warrants.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)  Exhibits.

         Exhibit 1.1 - Form of Underwriting Agreement relating to the Company's Depositary Shares Representing Shares of the Company's __% Cumulative Preferred Stock, Series I (the "Preferred Stock").

          Exhibit 3.1 - Form of Certificate of Determination for the Preferred Stock.

          Exhibit 4.1 - Form of Deposit Agreement Relating to the Depositary Shares.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PUBLIC STORAGE, INC.


                                           By: /s/ DAVID GOLDBERG
                                              --------------------
                                               David Goldberg
                                               Senior Vice President
                                               and General Counsel


Date:  October 28, 1996